UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021
AG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange	(NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange	(NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange	(NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

After the close of business on July 22, 2021, AG Mortgage Investment Trust, Inc. (the “Company”) effected the previously announced 1-for-3 reverse stock split (the “Reverse Stock Split”) of its outstanding shares of common stock, par value $0.01 per share (the “Common Stock”). On July 21, 2021, the Company filed with the State Department of Assessments and Taxation of Maryland two Articles of Amendment (the “Amendments”) to its charter that: (i) provided for a 1-for-3 reverse stock split of the issued and outstanding shares of Common Stock, effective at 5:00 p.m. Eastern Time on July 22, 2021 (the “Effective Date”), and (ii) provided for the par value of the Common Stock to be changed from $0.03 per share (as a result of the reverse stock split) back to $0.01 per share, effective at 5:01 p.m. Eastern Time on July 22, 2021. Fractional shares resulting from the Reverse Stock Split will be paid in cash based on the closing price of the Common Stock on the Effective Date after taking into account the Reverse Stock Split. The Reverse Stock Split affected all record holders of Common Stock uniformly and did not affect any record holder’s percentage ownership interest, except for de minimis changes as a result of the elimination of fractional shares. The Reverse Stock Split did not affect the number of the Company's authorized shares of Common Stock.

The Common Stock began trading on a split-adjusted basis on the New York Stock Exchange ("NYSE") at the opening of trading on July 23, 2021. The Common Stock continues to trade on the NYSE under the symbol “MITT” with a new CUSIP number: 001228 501.

The foregoing description of the Amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendments, which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment of AG Mortgage Investment Trust, Inc.
3.2	Articles of Amendment of AG Mortgage Investment Trust, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2021	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ JENNY B. NESLIN
Name: Jenny B. Neslin
Title: General Counsel and Secretary